Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Xiangtian (USA) Air Power Co., Ltd. (the "Company") on Form 10-Q for the quarter ended January 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Zhou Deng Rong, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2014

/s/ Zhou Deng Rong
Zhou Deng Rong,
Principal Executive Officer
and Principal Financial Officer